UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                  July 29, 2003
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                   0-24607               94-3193197
   ---------------------------      -----------          ----------------
  (State or other jurisdiction      (Commission          (I.R.S. Employer
       of incorporation)            File Number)        Identification No.)


          701 Gateway Boulevard, South San Francisco, California 94080 (Address of principal executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1; Press Release dated July 29, 2003.


Item 12. Disclosure of Results of Operations and Financial Condition

On July 29, 2003, Actuate Corporation issued a press release announcing results for the quarter ended June 30, 2003. A copy of the press release is attached as
Exhibit 99.1 hereto.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ACTUATE CORPORATION
                                               (Registrant)

Date: July 29, 2003
                                      /s/    DANIEL A. GAUDREAU
                                      ------------------------------------------
                                      Daniel A. Gaudreau
                                      Senior Vice President, Finance and
                                      Administration and Chief Financial Officer




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                                INDEX TO EXHIBITS


99.1                Press Release dated July 29, 2003.